UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 7, 2015

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 7, 2015, EnLink Midstream Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of $900 million aggregate principal amount of senior notes (the “Notes”), consisting of $750 million aggregate principal amount of its 4.150% senior notes due 2025 (the “2025 Notes”) and $150 million aggregate principal amount of its 5.050% senior notes due 2045 (the “2045 Notes”), at prices to the public of 99.827% and 96.381% (plus, in the case of the 2045 Notes, accrued and unpaid interest from April 1, 2015), respectively, of their face value.

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-194465) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission (the “Commission”) on March 10, 2014.  The closing of the Offering occurred on May 12, 2015.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Issuance of the 2025 Notes and the 2045 Notes

On May 12, 2015, the Partnership issued $900 million aggregate principal amount of the Notes, consisting of (i) $750 million aggregate principal amount of the 2025 Notes, which were issued under an Indenture, dated as of March 19, 2014 (the “Base Indenture”), between the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the Third Supplemental Indenture thereto, dated as of May 12, 2015 (the “Third Supplemental Indenture”), between the Partnership and the Trustee and (ii) $150 million aggregate principal amount of the 2045 Notes, which were issued as additional 2045 Notes under the Base Indenture, as amended and supplemented by the Second Supplemental Indenture thereto, dated as of November 12, 2014 (the “Second Supplemental Indenture”), between the Partnership and the Trustee.  Interest on the 2025 Notes is payable on June 1 and December 1 of each year, beginning December 1, 2015.  Interest on the 2045 Notes is payable on April 1 and October 1 of each year, beginning October 1, 2015.  The 2025 Notes mature on June 1, 2025 and the 2045 Notes mature on April 1, 2045.

The terms of the Notes, the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are further described in the Prospectus Supplement dated May 7, 2015 relating to the Notes, filed with the Commission on May 8, 2015, and the accompanying Prospectus dated March 10, 2014, under the captions “Description of Notes” and “Description of the Debt Securities,” respectively. The foregoing descriptions do not purport to be complete and are qualified by reference to the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report and are incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On May 7, 2015, the Partnership issued a press release announcing its intention to commence the Offering.  Also on May 7, 2015, the Partnership issued a press release announcing the pricing of the Notes to be issued and sold pursuant to the Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.                                        Other Events.

In connection with the Offering, the Partnership is filing the opinion of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Registration Statement.  The opinion of Baker Botts L.L.P. is filed herewith as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of May 7, 2015, by and among EnLink Midstream Partners, LP and Barclays Capital Inc., Deutsche Bank Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—

Second Supplemental Indenture, dated as of November 12, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K dated November 6, 2014, filed with the Commission on November 12, 2014).

4.3	—	Third Supplemental Indenture, dated as of May 12, 2015, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee.
5.1	—	Opinion of Baker Botts L.L.P.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
99.1	—	Press release dated May 7, 2015.
99.2	—	Press release dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

By: EnLink Midstream GP, LLC, its General Partner

Date: May 12, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of May 7, 2015, by and among EnLink Midstream Partners, LP and Barclays Capital Inc., Deutsche Bank Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	—

Indenture, dated as of March 19, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K dated March 19, 2014, filed with the Commission on March 21, 2014).

4.2	—

Second Supplemental Indenture, dated as of November 12, 2014, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K dated November 6, 2014, filed with the Commission on November 12, 2014).

4.3	—	Third Supplemental Indenture, dated as of May 12, 2015, by and between EnLink Midstream Partners, LP and Wells Fargo Bank, National Association, as trustee.
5.1	—	Opinion of Baker Botts L.L.P.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
99.1	—	Press release dated May 7, 2015.
99.2	—	Press release dated May 7, 2015.